UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/11

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2011 Annual Report to Shareholders

DWS Enhanced Commodity Strategy Fund

Contents
4 Portfolio Management Review
7 Performance Summary
10 Information About Your Fund's Expenses
12 Consolidated Portfolio Summary
14 Consolidated Investment Portfolio
27 Consolidated Statement of Assets and Liabilities
29 Consolidated Statement of Operations
30 Consolidated Statement of Changes in Net Assets
31 Consolidated Financial Highlights
37 Notes to Consolidated Financial Statements
52 Report of Independent Registered Public Accounting Firm
53 Tax Information
54 Summary of Management Fee Evaluation by Independent Fee Consultant
58 Board Members and Officers
62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

After staging a very impressive rally from mid-2010 through the first quarter of this year, commodities finally paused for a breather during May and June 2011. A string of worse-than-expected economic data from the United States, Europe and China sparked fears that global growth was slowing significantly. Commodities, which would be affected negatively by any downturn in demand resulting from deteriorating economic conditions, sold off sharply in response.

With this as the backdrop, the Class A shares of DWS Enhanced Commodity Strategy Fund returned 28.49% (unadjusted for sales charges), outperforming the 25.76% return of its benchmark, the Dow Jones UBS Commodity Index.1 (Past performance is no guarantee of future results. Please see pages 7 through 9 for the performance of other share classes and for more complete performance information.)

The fund invests in physical commodities using commodity-linked swaps and futures, a capital-efficient approach that enables us to gain full exposure to the commodities markets while utilizing only a fraction of the portfolio's capital as collateral. The remaining portion of the portfolio is invested in a conservative fixed-income strategy. There are three primary aspects to our approach: a tactical management element that seeks to provide downside protection by adjusting the portfolio's overall exposure to the commodities markets, a relative value strategy that seeks to actively over- and underweight specific commodities based on short-term price inefficiencies, and a "roll enhancement" strategy that seeks to maximize returns when commodity swap and futures contracts expire.2,3

Attribution

The roll enhancement and relative value strategies added value during the fund's fiscal year period, while our tactical strategy detracted from performance.

As mentioned earlier, we seek to maximize returns with our roll enhancement strategy. Commodity investing entails buying contracts with specific expiration dates. When the expiration date is reached, instead of rolling to the next contract on a predefined schedule, we seek to roll into contracts that have the potential to optimize returns. By actively positioning the fund along both the shorter and longer expiration dates depending on market conditions, we were able to optimize performance throughout the period.

The relative value strategy uses a disciplined quantitative approach to look for potential "mean reversion" opportunities in the prices of the six most actively traded commodities: light crude oil, heating oil, gold, aluminum, corn and wheat.4 If the short-term (one-year average) price of a commodity is above its long-term (five-year average) price, we can use that as an opportunity to underweight the commodity; if the short-term price is below the long-term price, we can take advantage of this disparity to overweight the commodity.

Our relative value strategy also added to performance during the year. Overweights throughout the period in crude and heating oil worked well, but were partially offset by a consistent underweight in gold, as the precious metal has continued to perform strongly on fears of a weakness of the US dollar.

In the tactical management portion of our strategy, we seek to take advantage of the directional nature of the commodity market and provide downside protection by reducing net commodity exposure when our models show that commodity prices have weakened. This aspect of our strategy detracted from performance for the year. Since it is designed to adjust to moves in the market, rather than anticipate them, the strategy can underperform during periods of a directionless market with short-term periods of price swings to the positive and negative.

For example, we came into the May downturn that occurred during the first portion of the month with 95% exposure. Our models then prompted us to reduce exposure later in the May period, which initially helped, but ultimately hurt performance, as we missed the subsequent rally in prices during the second half of the month. While these types of market conditions aren't ideal for this portion of our strategy, underperforming during periods of short-term price swings to both the positive and negative, we continue to view it as an effective way to manage risk over the longer term.

Outlook

We view the recent sell-off as a healthy development for the market. The sharp commodity price spike of late 2010 and early 2011 increased the likelihood of a slowdown in growth, which in turn would weigh heavily on commodity prices down the road. This outcome has become less of a threat following the recent downturn, thereby stabilizing the growth outlook and providing a stronger longer-term underpinning for commodities. More broadly speaking, we continue to see long-term price support from the fact that global demand is rising faster than supply.

We believe our active, multifaceted strategy is well suited to take advantage of both short-term volatility and the potential for a longer-term bull market in commodities.

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Enhanced Commodity Strategy Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

William Chepolis, CFA

Darwei Kung

John D. Ryan

Steven Zhou

Eric S. Meyer, CFA

Portfolio Managers

1 The Dow Jones UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both US and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses. It is not possible to invest directly into an index.

2 "Overweight" means the fund holds a higher weighting in a given sector, security, or commodity than the benchmark. "Underweight" means the fund holds a lower weighting.

3 Direct commodities investing entails buying a contract to buy or sell a specific commodity on a specific date. This contract, called a future, typically expires monthly. When a contract expires, passive commodity-investing strategies automatically purchase — or "roll into" — the next available contract.

4 Mean reversion is a theory suggesting that prices and returns eventually move back towards the mean or average.

Performance Summary June 30, 2011
Average Annual Total Returns as of 6/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	28.49%	-12.51%	0.80%	4.46%
Class B	27.41%	-13.18%	0.02%	3.66%
Class C	27.73%	-13.11%	0.07%	3.70%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	21.10%	-14.22%	-0.39%	3.49%
Class B (max 4.00% CDSC)	24.41%	-13.38%	-0.05%	3.66%
Class C (max 1.00% CDSC)	27.73%	-13.11%	0.07%	3.70%
No Sales Charges					Life of Class M**
Class S	28.82%	-12.30%	1.01%	4.66%	N/A
Institutional Class	29.11%	-12.20%	1.12%	4.76%	N/A
Class M	N/A	N/A	N/A	N/A	25.21%
Dow Jones UBS Commodity Index+	25.76%	-12.12%	-1.81%	0.13%	20.89%

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

** Class M commenced operations on August 20, 2010. Index returns began on August 31, 2010.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 1.67%, 2.49%, 2.45%, 1.41%, 1.22% and 1.37% for Class A, Class B, Class C, Class S, Institutional Class and Class M shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of Class A, B, C, S and Institutional shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced Commodity Strategy Fund — Class A [] Dow Jones UBS Commodity Index+

Years ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

+ The Dow Jones UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both US and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class	Class M
Net Asset Value: 6/30/11	$4.42	$4.09	$4.10	$4.47	$4.48	$4.47
8/20/10 (commencement of operations of Class M)	$—	$—	$—	$—	$—	$3.57
6/30/10	$3.44	$3.21	$3.21	$3.47	$3.47	$—

Lipper Rankings — Commodities General Funds Category as of 6/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	30	of	80	38
3-Year	18	of	42	42
5-Year	10	of	25	39
Class B 1-Year	38	of	80	47
3-Year	24	of	42	56
5-Year	13	of	25	50
Class C 1-Year	34	of	80	42
3-Year	22	of	42	52
5-Year	12	of	25	47
Class S 1-Year	28	of	80	35
3-Year	16	of	42	38
5-Year	9	of	25	35
Institutional Class 1-Year	27	of	80	34
3-Year	15	of	42	35
5-Year	8	of	25	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class	Class M
Beginning Account Value 1/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,013.80	$1,007.40	$1,012.30	$1,015.90	$1,015.90	$1,015.90
Expenses Paid per $1,000*	$7.44	$11.70	$11.13	$6.25	$5.60	$5.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class	Class M
Beginning Account Value 1/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,017.41	$1,013.14	$1,013.74	$1,018.60	$1,019.24	$1,019.00
Expenses Paid per $1,000*	$7.45	$11.73	$11.13	$6.26	$5.61	$5.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class	Class M
DWS Enhanced Commodity Strategy Fund	1.49%	2.35%	2.23%	1.25%	1.12%	1.17%

For more information, please refer to the Fund's prospectus.

Consolidated Portfolio Summary

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.
Commodity-Linked Investments Commodity Sector Allocation (As a % of Total Commodity Exposure from Commodity-Linked Derivative Instruments and SPDR Gold Trust)	6/30/11	6/30/10

Energy	36%	33%
Agriculture	24%	30%
Industrial	24%	26%
Precious Metals	11%	4%
Livestock	5%	7%
	100%	100%

Fixed-Income Investments Asset Allocation (As a % of Net Assets)	6/30/11	6/30/10

Corporate Bonds	36%	25%
Government & Agency Obligations	25%	30%
Short-Term US Treasury Obligations	19%	31%
Collateralized Mortgage Obligations	6%	3%
Loan Participations and Assignments	5%	—
Commercial Mortgage-Backed Securities	3%	—
Asset-Backed	3%	5%
Cash Equivalents and Other Assets and Liabilities, net	2%	4%
Municipal Bonds and Notes	1%	—
Exchange-Traded Fund	—	2%
	100%	100%

Commodity sector allocation and asset allocation are subject to change.
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/11	6/30/10

US Government and Agencies	45%	43%
AAA	12%	17%
AA	7%	6%
A	12%	11%
BBB	19%	20%
BB	1%	1%
B	1%	1%
Not Rated	3%	1%
	100%	100%

Interest Rate Sensitivity	6/30/11	6/30/10

Effective Maturity	2.6 years	1.8 years
Effective Duration	1.1 years	1.3 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ( S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Consolidated Investment Portfolio

as of June 30, 2011
	Principal Amount ($)	Value ($)

Corporate Bonds 36.0%
Consumer Discretionary 1.4%
Comcast Corp., 5.3%, 1/15/2014	4,000,000	4,386,724
Kia Motors Corp., 144A, 3.625%, 6/14/2016	1,400,000	1,384,874
NBCUniversal Media LLC:
144A, 2.1%, 4/1/2014	4,000,000	4,053,060
144A, 3.65%, 4/30/2015	2,000,000	2,099,826
News America, Inc., 5.3%, 12/15/2014	6,000,000	6,688,170
		18,612,654
Consumer Staples 0.9%
Anheuser-Busch InBev Worldwide, Inc.:
3.0%, 10/15/2012	3,000,000	3,080,349
5.375%, 11/15/2014	3,000,000	3,350,208
Philip Morris International, Inc., 4.875%, 5/16/2013	4,677,000	5,017,158
		11,447,715
Energy 2.9%
Apache Corp., 6.0%, 9/15/2013	5,000,000	5,535,770
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	3,000,000	3,193,611
Energy Transfer Partners LP, 6.0%, 7/1/2013	3,000,000	3,242,103
Enterprise Products Operating LLC, 3.2%, 2/1/2016	7,145,000	7,258,077
Occidental Petroleum Corp., 2.5%, 2/1/2016	4,730,000	4,796,986
Plains All American Pipeline LP, 4.25%, 9/1/2012	3,000,000	3,101,829
Transocean, Inc., 4.95%, 11/15/2015	5,560,000	6,014,541
Williams Partners LP, 3.8%, 2/15/2015	5,000,000	5,237,475
		38,380,392
Financials 25.2%
Abbey National Treasury Services PLC, 1.573%*, 4/25/2013	9,600,000	9,600,000
AEGON NV, 4.625%, 12/1/2015	4,500,000	4,768,776
American Express Credit Corp., Series D, 5.125%, 8/25/2014	6,000,000	6,547,926
American International Group, Inc.:
Series MP, 0.347%*, 3/20/2012	3,000,000	2,981,682
3.65%, 1/15/2014	4,000,000	4,076,360
Anglo American Capital PLC:
144A, 2.15%, 9/27/2013	1,690,000	1,712,261
144A, 9.375%, 4/8/2014	2,000,000	2,391,034
Banco Bradesco SA, 144A, 2.361%*, 5/16/2014	3,000,000	3,037,584
Banco Santander Chile:
144A, 2.875%, 11/13/2012	2,300,000	2,306,939
144A, 5.375%, 12/9/2014	1,500,000	1,575,402
Banco Votorantim SA, 144A, 5.25%, 2/11/2016	5,000,000	5,069,000
Bank of Scotland PLC, 5.5%, 6/15/2012	3,000,000	3,123,171
Barclays Bank PLC, 144A, 2.5%, 9/21/2015	3,245,000	3,218,385
BB&T Corp., 0.973%*, 4/28/2014	5,665,000	5,672,959
BNP Paribas, 0.693%*, 4/8/2013	3,000,000	2,978,091
BNP Paribas Home Loan Covered Bonds SA, 144A, 2.2%, 11/2/2015	4,000,000	3,908,944
Canadian Imperial Bank of Commerce, 144A, 2.75%, 1/27/2016	5,000,000	5,115,750
Caterpillar Financial Services Corp.:
1.55%, 12/20/2013	2,020,000	2,037,299
Series F, 6.2%, 9/30/2013	1,970,000	2,192,167
Commonwealth Bank of Australia, 144A, 3.1%, 3/31/2017	6,000,000	5,970,000
Compagnie de Financement Foncier, 144A, 2.125%, 4/22/2013	3,335,000	3,384,738
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 0.617%*, 4/14/2014	5,000,000	4,986,335
Council of Europe Development Bank, 1.5%, 1/15/2015 (a)	4,515,000	4,539,291
Covidien International Finance SA, 1.875%, 6/15/2013	3,000,000	3,051,219
Credit Agricole Home Loan SFH, 144A, 1.024%*, 7/21/2014	5,000,000	5,001,560
Credit Suisse AG, 144A, 2.6%, 5/27/2016	2,940,000	2,933,003
Daimler Finance North America LLC, 144A, 0.856%*, 3/28/2014	5,000,000	5,002,085
Danske Bank AS, 144A, 1.331%*, 4/14/2014	5,000,000	5,000,045
Deutsche Telekom International Finance BV, 144A, 3.125%, 4/11/2016	5,000,000	5,068,070
DnB NOR Boligkreditt, 144A, 2.1%, 10/14/2015	3,000,000	2,964,879
Export-Import Bank of Korea, 3.75%, 10/20/2016	5,000,000	5,043,545
Fifth Third Bancorp., 6.25%, 5/1/2013	4,500,000	4,872,019
FUEL Trust, 144A, 3.984%, 6/15/2016	8,000,000	7,935,000
General Electric Capital Corp.:
0.447%*, 6/20/2016	5,000,000	4,623,705
5.25%, 2/21/2012	3,000,000	3,087,204
Genworth Global Funding Trusts, 0.401%*, 5/15/2012	1,300,000	1,295,155
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016 (b)	3,530,000	3,547,509
Hartford Financial Services Group, Inc., 5.25%, 10/15/2011	2,900,000	2,935,128
HCP, Inc., (REIT), 2.7%, 2/1/2014	5,235,000	5,310,489
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	5,115,000	5,147,322
HSBC Bank PLC, 144A, 1.625%, 7/7/2014 (b)	8,000,000	7,977,760
Hyundai Capital America, 144A, 3.75%, 4/6/2016	5,480,000	5,499,454
Intesa Sanpaolo SpA, 144A, 2.658%*, 2/24/2014	6,515,000	6,499,051
KeyCorp, Series H, 6.5%, 5/14/2013	5,500,000	5,984,819
Lloyds TSB Bank PLC:
2.624%*, 1/24/2014	5,000,000	5,069,545
144A, 4.375%, 1/12/2015	2,000,000	2,029,808
Manulife Financial Corp., 3.4%, 9/17/2015	4,000,000	4,123,624
MetLife, Inc., 5.375%, 12/15/2012	3,590,000	3,797,441
Metropolitan Life Global Funding I, 144A, 5.2%, 9/18/2013	3,000,000	3,261,411
Morgan Stanley, 1.874%*, 1/24/2014	5,000,000	5,035,120
National Australia Bank Ltd., 144A, 1.01%*, 4/11/2014	5,000,000	4,994,585
National Bank of Canada, 144A, 1.65%, 1/30/2014	2,425,000	2,459,416
New York Life Global Funding, 144A, 4.65%, 5/9/2013	3,000,000	3,209,388
Nordea Bank AB, 144A, 1.75%, 10/4/2013	3,655,000	3,659,375
Petrobras International Finance Co., 3.875%, 1/27/2016	2,710,000	2,759,642
Principal Life Income Funding Trusts, 0.448%*, 11/8/2013	3,000,000	2,972,379
Principal Life Global Funding I, 144A, 5.25%, 1/15/2013	2,500,000	2,652,970
Prudential Financial, Inc., Series D, 5.8%, 6/15/2012	3,000,000	3,135,786
RCI Banque SA, 144A, 2.155%*, 4/11/2014	5,330,000	5,340,052
Royal Bank of Canada, 144A, 3.125%, 4/14/2015	5,000,000	5,197,790
Royal Bank of Scotland PLC, 144A, 1.78%*, 3/11/2014	6,000,000	6,000,020
Santander US Debt SA Unipersonal, 144A, 2.991%, 10/7/2013	4,000,000	3,990,900
Scotland International Finance No. 2 BV, 144A, 4.25%, 5/23/2013	3,000,000	3,009,450
Societe Generale SA, 144A, 1.326%*, 4/11/2014	8,300,000	8,221,673
SSIF Nevada LP, 144A, 0.981%*, 4/14/2014	7,000,000	7,000,042
Standard Chartered PLC, 144A, 1.214%*, 5/12/2014	6,000,000	5,994,445
SunTrust Banks, Inc., 3.6%, 4/15/2016	4,570,000	4,614,338
Swedbank Hypotek AB, 144A, 0.696%*, 3/28/2014	8,500,000	8,546,860
Telecom Italia Capital SA:
4.95%, 9/30/2014	1,800,000	1,876,802
6.175%, 6/18/2014	4,000,000	4,304,320
Teva Pharmaceutical Finance III BV, 0.747%*, 3/21/2014	4,065,000	4,080,837
The Goldman Sachs Group, Inc., 3.625%, 2/7/2016	5,000,000	5,054,290
US Bank NA, 0.561%*, 10/14/2014	4,000,000	3,969,652
Volkswagen International Finance NV, 144A, 0.917%*, 4/1/2014	7,000,000	7,023,828
Woodside Finance Ltd., 144A, 4.5%, 11/10/2014	6,000,000	6,428,448
		329,787,352
Health Care 0.6%
Express Scripts, Inc., 3.125%, 5/15/2016	4,545,000	4,573,006
Quest Diagnostic, Inc., 1.096%*, 3/24/2014	3,075,000	3,101,055
		7,674,061
Industrials 0.3%
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	3,342,000	4,012,903
Information Technology 0.5%
Fiserv, Inc., 3.125%, 6/15/2016	2,420,000	2,407,268
Xerox Corp.:
1.081%*, 5/16/2014	1,000,000	1,004,819
6.4%, 3/15/2016	3,000,000	3,433,659
		6,845,746
Materials 1.6%
Airgas, Inc., 2.95%, 6/15/2016	1,830,000	1,825,718
ArcelorMittal:
3.75%, 3/1/2016	3,000,000	3,033,525
9.0%, 2/15/2015	2,000,000	2,387,180
Barrick Gold Corp., 144A, 1.75%, 5/30/2014	3,830,000	3,837,396
Berry Plastics Corp., 5.028%*, 2/15/2015	500,000	493,750
Dow Chemical Co., 2.5%, 2/15/2016	6,300,000	6,254,571
Hyundai Steel Co., 144A, 4.625%, 4/21/2016	3,500,000	3,594,657
		21,426,797
Telecommunication Services 0.8%
Telefonica Emisiones SAU, 6.421%, 6/20/2016	3,000,000	3,349,623
Verizon Communications, Inc., 0.856%*, 3/28/2014	7,000,000	7,065,520
		10,415,143
Utilities 1.8%
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015	5,400,000	5,311,505
Korea Hydro & Nuclear Power Co. Ltd., 144A, 3.125%, 9/16/2015	1,020,000	1,009,207
New York State Electric & Gas Corp., 5.5%, 11/15/2012	1,600,000	1,675,848
NextEra Energy Capital Holdings, Inc., 5.625%, 9/1/2011	2,465,000	2,483,586
PPL Energy Supply LLC, 5.4%, 8/15/2014	4,450,000	4,855,813
Sempra Energy:
1.007%*, 3/15/2014	4,500,000	4,516,175
2.0%, 3/15/2014	3,000,000	3,028,299
		22,880,433
Total Corporate Bonds (Cost $469,361,651)		471,483,196

Asset-Backed 2.8%
Automobile Receivables 1.6%
AmeriCredit Automobile Receivables Trust, "A3", Series 2010-2, 1.71%, 8/8/2014	1,000,000	1,009,174
BMW Vehicle Owner Trust, "A2", Series 2010-A, 0.68%, 9/25/2012	569,860	570,148
Carmax Auto Owner Trust, "A3", Series 2010-3, 0.99%, 2/17/2015	2,376,000	2,374,042
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	1,463,742	1,486,526
Ford Credit Auto Owner Trust, "A3", Series 2010-A, 1.32%, 6/15/2014	1,667,000	1,676,743
Santander Drive Auto Receivables Trust:
"A2", Series 2011-1, 0.94%, 2/18/2014	5,263,000	5,262,061
"A2", Series 2010-A, 144A, 1.37%, 8/15/2013	4,021,721	4,032,806
Triad Auto Receivables Owner Trust, "A4", Series 2007-A, 0.25%*, 2/12/2014	1,489,826	1,482,797
Volkswagen Auto Lease Trust, "A2", Series 2010-A, 0.77%, 1/22/2013	3,134,067	3,136,219
		21,030,516
Credit Card Receivables 1.2%
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018	7,895,000	8,543,210
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	2,105,000	2,301,481
GE Capital Credit Card Master Note Trust, "A", Series 2010-3, 2.21%, 6/15/2016	3,000,000	3,070,825
MBNA Credit Card Master Note Trust, "C1", Series 2006-C1, 0.607%*, 7/15/2015	1,500,000	1,492,486
		15,408,002
Total Asset-Backed (Cost $36,383,485)		36,438,518

Commercial Mortgage-Backed Securities 3.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"B", Series 2005-2, 5.037%*, 7/10/2043	5,000,000	4,863,520
"AM", Series 2006-3, 5.88%*, 7/10/2044	3,125,000	3,166,203
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	588,287	589,942
CS First Boston Mortgage Securities Corp.:
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037	3,000,000	3,004,392
"B", Series 2005-C5, 5.1%, 8/15/2038	1,500,000	1,453,449
"A6", Series 2004-C4, 4.691%, 10/15/2039	5,000,000	5,322,582
"H", Series 2002-CKP1, 144A, 7.418%*, 12/15/2035	725,000	727,466
First Union-Lehman Brothers-Bank of America, "D", Series 1998-C2, 6.778%, 11/18/2035	5,952,807	6,062,411
GMAC Commercial Mortgage Securities, Inc., "F", Series 2003-C1, 144A, 4.718%, 5/10/2036	1,823,000	1,806,422
JPMorgan Chase Commercial Mortgage Securities Corp.:
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	2,630,000	2,698,261
"AM", Series 2006-CB16, 5.593%, 5/12/2045	1,000,000	993,914
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	2,800,000	2,828,582
"F", Series 2003-ML1A, 144A, 5.715%*, 3/12/2039	3,500,000	3,608,577
Merrill Lynch Mortgage Trust, "A5", Series 2004-BPC1, 4.855%*, 10/12/2041	2,000,000	2,141,707
Total Commercial Mortgage-Backed Securities (Cost $39,952,910)		39,267,428

Collateralized Mortgage Obligations 5.5%
American Home Mortgage Assets, "A5", Series 2007-4, 0.376%*, 8/25/2037	4,693,421	4,504,858
Banc of America Mortgage Securities, Inc, "1A1", Series 2005-11, 5.75%, 12/25/2035	4,090,591	4,096,313
Countrywide Alternative Loan Trust, "1A5", Series 2003-J1, 5.25%, 10/25/2033	67,291	67,368
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.436%*, 8/28/2047	7,795,948	7,695,729
Federal Home Loan Mortgage Corp.:
"FY", Series 3487, 0.837%*, 6/15/2037	2,046,794	2,042,416
"EF", Series 2617, 0.887%*, 5/15/2020	919,863	924,491
"DA", Series 3598, 2.75%, 11/15/2014	2,774,001	2,805,440
"MA", Series 2603, 4.5%, 6/15/2021	52,755	52,702
"NA", Series 3087, 4.5%, 8/15/2031	8,207,662	8,485,079
"BC", Series 2558, 5.0%, 4/15/2017	859,296	878,683
"PD", Series 2681, 5.0%, 8/15/2020	471,410	476,407
"PC", Series 2929, 5.0%, 1/15/2028	417,130	417,241
"PD", Series 2575, 5.5%, 12/15/2030	1,249,667	1,268,085
"SB", Series 2668, 7.034%*, 10/15/2015	167,290	168,973
Federal National Mortgage Association:
"FC", Series 2001-25, 0.986%*, 6/25/2031	1,530,000	1,566,491
"FB", Series 1996-44, 1.019%*, 9/25/2023	290,408	294,149
"A", Series 2004-5, 4.0%, 11/25/2016	2,982,673	3,025,866
"J", Series 2004-7, 4.0%, 7/25/2017	4,905,235	5,019,617
"NA", Series 2005-33, 5.0%, 11/25/2022	2,413,230	2,460,997
"QD", Series 2005-20, 5.0%, 3/25/2028	5,504,179	5,562,344
"AD", Series 2008-74, 5.0%, 4/25/2037	3,520,085	3,596,619
Government National Mortgage Association:
"BA", Series 2009-57, 2.25%, 6/16/2039	2,286,321	2,330,035
"PA", Series 2010-41, 3.5%, 5/20/2033	3,503,360	3,639,098
"HJ", Series 2009-68, 4.0%, 11/16/2031	4,000,321	4,114,785
Structured Asset Securities Corp., "A3", Series 2004-5H, 5.5%, 12/25/2033	10,610	10,576
Thornburg Mortgage Securities Trust:
"A1", Series 2006-6, 0.296%*, 11/25/2046	2,378,292	2,348,561
"4A3", Series 2007-3, 0.396%*, 6/25/2047	4,547,072	4,464,552
Total Collateralized Mortgage Obligations (Cost $72,601,527)		72,317,475

Government & Agency Obligations 25.2%
Other Government Related (c) 3.9%
BRFkredit AS, 144A, 0.528%*, 4/15/2013	2,500,000	2,500,887
Dexia Credit Local, 144A, 0.535%*, 1/12/2012	3,000,000	2,998,746
European Investment Bank, 1.5%, 5/15/2014 (a)	5,000,000	5,053,985
FIH Erhvervsbank AS, 144A, 0.62%*, 6/13/2013	3,000,000	2,998,194
International Bank for Reconstruction & Development, 5.25%*, 4/9/2025	3,000,000	2,925,000
Japan Finance Corp., 1.5%, 7/6/2012	3,500,000	3,512,729
Korea National Oil Corp., 144A, 5.375%, 7/30/2014	6,000,000	6,446,310
Kreditanstalt fuer Wiederaufbau, 1.25%, 6/15/2012	3,000,000	3,025,938
OeBB Infrastruktur AG, 4.75%, 10/28/2013	10,000,000	10,824,450
Private Export Funding Corp., 2.125%, 7/15/2016	5,000,000	4,995,375
Suncorp-Metway Ltd.:
0.505%*, 10/19/2012	1,650,000	1,650,908
144A, 1.778%*, 7/16/2012	1,370,000	1,390,820
Westpac Banking Corp., Series G, 144A, 0.439%*, 12/14/2012	3,000,000	3,000,909
		51,324,251
Sovereign Bonds 0.9%
Export Development Canada, 1.5%, 5/15/2014	3,200,000	3,249,507
MDC-GMTN BV, 144A, 3.75%, 4/20/2016	5,000,000	5,040,675
Province of British Columbia, 2.85%, 6/15/2015	2,755,000	2,889,593
		11,179,775
US Government Sponsored Agencies 1.5%
Federal Farm Credit Bank, 1.375%, 6/25/2013	4,000,000	4,073,212
Federal Home Loan Bank, 2.059%*, 12/16/2025	2,000,000	1,953,000
Federal Home Loan Mortgage Corp.:
0.375%, 11/30/2012	2,500,000	2,499,508
1.0%, 5/24/2013	4,000,000	4,004,400
Federal National Mortgage Association, 1.125%, 7/30/2012	7,380,000	7,442,287
		19,972,407
US Treasury Obligations 18.9%
US Treasury Inflation-Indexed Notes, 0.5%, 4/15/2015	12,451,080	12,986,091
US Treasury Notes:
0.375%, 8/31/2012 (a)	15,000,000	15,019,920
0.375%, 10/31/2012	15,000,000	15,017,042
0.375%, 6/30/2013	20,000,000	19,975,848
0.5%, 11/30/2012 (a)	14,750,000	14,786,300
0.5%, 5/31/2013 (a)	10,000,000	10,010,550
0.5%, 10/15/2013	15,000,000	14,976,570
0.625%, 6/30/2012 (a)	24,800,000	24,896,968
0.625%, 12/31/2012	5,000,000	5,020,510
0.625%, 4/30/2013	10,000,000	10,035,900
0.75%, 8/15/2013 (a)	10,000,000	10,053,120
0.75%, 9/15/2013	20,000,000	20,113,348
1.0%, 1/15/2014 (a)	9,935,000	10,022,706
1.125%, 6/15/2013 (a)	17,500,000	17,726,275
1.25%, 8/31/2015	6,000,000	5,973,282
1.25%, 9/30/2015	10,000,000	9,935,160
1.375%, 11/30/2015	5,000,000	4,975,390
1.75%, 1/31/2014	10,000,000	10,277,340
4.25%, 8/15/2013 (a)	15,235,000	16,444,278
		248,246,598
Total Government & Agency Obligations (Cost $329,610,274)		330,723,031

Loan Participations and Assignments 5.2%
Senior Loans* 4.5%
Advantage Sales & Marketing, Inc., Term Loan B, 5.25%, 12/18/2017	1,496,250	1,500,739
American Rock Salt Holdings LLC, Term Loan, 5.5%, 4/19/2017	500,000	501,252
Aptalis Pharma, Inc., Term Loan B, 5.5%, 2/10/2017	498,750	494,157
Asurion Corp., First Lien Term Loan, 5.5%, 5/24/2018	1,000,000	988,570
Avaya, Inc., Term Loan B3, 4.755%, 10/26/2017	1,663,009	1,602,001
AVG Technologies, Inc., Term Loan, 7.5%, 3/11/2016	500,000	485,000
Bass Pro Group LLC, Term Loan B, 5.25%, 6/23/2017	1,000,000	994,165
Bentley Systems, Inc., Term Loan B, 5.75%, 12/29/2016	497,500	500,609
Big West Oil LLC, Term Loan, 7.0%, 3/31/2016	578,947	585,461
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	500,000	503,332
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/18/2017	997,500	998,123
Capital Automotive LP, Term Loan B, 5.0%, 3/10/2017	989,734	990,848
CareStream Health, Inc., Term Loan B, 5.0%, 2/25/2017	1,000,000	936,320
CCS Income Trust, Term Loan B, 3.246%, 11/14/2014	1,496,134	1,426,407
Chrysler Group LLC, Term Loan, 6.0%, 5/24/2017	1,000,000	978,825
CommScope, Inc., Term Loan B, 5.0%, 1/14/2018	1,000,000	1,007,505
CPG International, Inc., Term Loan B, 6.0%, 2/18/2017	998,750	1,001,247
CPI International, Inc., Term Loan B, 5.0%, 2/9/2017	497,500	496,256
Earthbound Holdings III LLC, Term Loan B, 5.5%, 12/21/2016	497,500	500,298
Education Management LLC, Term Loan C2, 4.25%, 6/1/2016	498,664	492,608
Equipower Resources Holdings LLC, Term Loan B, 5.75%, 1/26/2018	2,000,000	2,006,250
Exopack LLC, Term Loan, 6.5%, 5/26/2017	1,250,000	1,249,069
Fairmount Minerals Ltd., Term Loan B, 5.25%, 3/1/2017	465,000	466,453
Fairway Group Acquisition Co., Term Loan A, 7.5%, 3/3/2017	1,000,000	998,335
Frac Tech International LLC, Term Loan B, 6.25%, 5/6/2016	1,382,353	1,382,443
Freescale Semiconductor, Inc., Term Loan B, 4.441%, 12/1/2016	993,523	989,429
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	1,997,500	1,937,885
Harbor Freight Tools USA, Inc., First Lien Term Loan, 6.5%, 12/22/2017	1,995,000	2,033,035
Harron Communications Corp., 5.25%, 10/6/2017	2,000,000	2,002,060
Hercules Offshore LLC, Term Loan B, 7.5%, 7/11/2013	482,854	482,663
Hubbard Radio LLC, Term Loan B, 5.25%, 4/28/2017	500,000	504,062
Intelsat (Bermuda) Ltd., Term Loan, 2.776%, 2/1/2014	1,250,000	1,190,625
Istar Financial, Inc., Term Loan A2, 7.0%, 6/30/2014	1,000,000	999,170
J Crew Operating Corp., Term Loan B, 4.75%, 3/7/2018	1,000,000	959,445
Kalispel Tribal Economic Authority, Term Loan B, 7.5%, 2/22/2017	1,500,000	1,473,750
Landry's Restaurants, Inc., Term Loan A, 6.25%, 12/1/2014	498,747	501,552
Language Line LLC, Second Lien Term Loan, 10.5%, 12/16/2016	400,000	407,000
National Bedding Co., LLC, Second Lien Term Loan, 5.313%, 2/28/2014	500,000	485,003
Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/2018	500,000	493,862
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	1,479,661	1,481,511
Nuveen Investments, Inc., Term Loan, 5.746%, 5/12/2017	500,000	500,730
Oceania Cruises, Inc., Term Loan B, 5.0%, 4/27/2015	2,000,000	1,938,750
Orbitz Worldwide, Inc., Term Loan, 3.186%, 7/25/2014	959,742	881,763
Oriental Trading Co., Inc,, Term Loan B, 7.0%, 2/10/2017	1,500,000	1,479,375
PostMedia Network, Inc., Term Loan C, 6.25%, 7/13/2016	477,012	480,890
RedPrairie Corp., Term Loan B, 6.0%, 3/24/2016	750,000	751,642
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	498,750	501,867
Sabre, Inc., Term Loan B, 2.186%, 9/30/2014	494,805	445,429
Smart & Final Stores Corp., Term Loan B2, 5.004%, 5/31/2016	220,959	221,097
Springleaf Finance Corp., Term Loan, 5.5%, 5/10/2017	1,750,000	1,717,844
Star West Generation LLC, Term Loan B, 6.0%, 5/14/2018	2,000,000	1,990,010
Summit Entertainment LLC, Term Loan, 7.5%, 9/7/2016	1,000,000	991,875
SUPERVALU, Inc., Term Loan B3, 4.5%, 4/28/2018	2,500	2,462
Swift Transportation Co., Inc., Term Loan B, 6.0%, 12/21/2016	943,354	949,840
Syniverse Technologies, Inc., Term Loan B, 5.25%, 12/21/2017	498,750	501,867
Texas Competitive Electric Holdings Co., LLC, Term Loan, 4.768%, 10/10/2017	961,389	753,825
TowerCo Finance LLC, Term Loan B, 5.25%, 2/2/2017	400,000	401,626
US Airways Group, Inc., Term Loan, 2.686%, 3/21/2014	986,111	896,479
US Foodservice, Inc., Term Loan B, 5.75%, 5/25/2017	500,000	487,032
Volume Services America, Inc., Term Loan B, 10.5%, 9/16/2016	493,759	497,001
Waste Industries USA, Inc., Term loan B, 4.75%, 3/17/2017	500,000	500,937
Western Refining, Inc., Term Loan B, 7.5%, 3/15/2017	2,000,000	2,030,830
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 2/16/2017	486,000	487,215
		58,437,711
Sovereign Loans 0.7%
OJSC Russian Agricultural Bank:
144A, 7.125%, 1/14/2014	1,155,000	1,250,288
144A, 7.175%, 5/16/2013	1,846,000	1,984,450
144A, 9.0%, 6/11/2014	3,000,000	3,431,250
VTB Bank, 144A, 6.465%, 3/4/2015	3,000,000	3,173,100
		9,839,088
Total Loan Participations and Assignments (Cost $68,298,609)		68,276,799

Municipal Bonds and Notes 1.4%
Georgia, State General Obligation, Series E-2, 4.0%, 9/1/2013 (b)	4,385,000	4,724,443
New Jersey, Economic Development Authority Revenue, School Facilities, Series F, Prerefunded, 5.25%, INS: FGIC, 6/15/2022	2,060,000	2,255,082
New York, Tobacco Settlement Financing Corp., Series B, 5.0%, 6/1/2014 (b)	2,065,000	2,279,450
Texas, State Public Finance Authority Revenue, Series A, 5.0%, 7/1/2014	2,270,000	2,549,074
University of Washington Revenues, Series A, 5.0%, 4/1/2014 (b)	3,015,000	3,353,524
Virginia, State Public School Authority Financing, 1997 Resolution, Series B, 5.0%, 8/1/2014	2,725,000	3,073,173
Total Municipal Bonds and Notes (Cost $18,211,927)		18,234,746

Short-Term US Treasury Obligations 18.7%
US Treasury Bills:
0.001%**, 11/10/2011	15,000,000	14,996,123
0.025%**, 11/10/2011	10,000,000	9,999,102
0.032%**, 11/17/2011	5,000,000	4,999,382
0.052%**, 10/20/2011	15,000,000	14,997,595
0.062%**, 10/27/2011	45,000,000	44,990,855
0.062%**, 10/27/2011	6,000,000	5,998,781
0.065%**, 11/10/2011	16,000,000	15,996,187
0.071%**, 11/17/2011	20,000,000	19,994,556
0.076%**, 3/8/2012	30,000,000	29,980,140
0.089%**, 9/15/2011	25,000,000	24,995,276
0.092%**, 1/12/2012	30,000,000	29,985,050
0.099%**, 10/27/2011	3,000,000	2,999,022
0.145%**, 9/15/2011 (d)	3,188,000	3,187,866
0.149%**, 10/20/2011	20,000,000	19,990,781
1.0%**, 9/15/2011 (d)	947,000	946,960
1.0%**, 9/15/2011 (d)	827,000	826,764
Total Short-Term US Treasury Obligations (Cost $244,881,459)		244,884,440

	Shares	Value ($)

Securities Lending Collateral 9.0%
Daily Assets Fund Institutional, 0.13% (e) (f) (Cost $117,935,448)	117,935,448	117,935,448

Cash Equivalents 7.3%
Central Cash Management Fund, 0.11% (e) (Cost $96,349,939)	96,349,939	96,349,939

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $1,493,587,229)+	114.1	1,495,911,020
Other Assets and Liabilities, Net	(14.1)	(184,643,489)
Net Assets	100.0	1,311,267,531

* These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $1,493,622,209. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $2,288,811. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,097,056 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,808,245.

(a) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $114,862,138, which is 8.8% of net assets.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government-sponsored enterprises.

(d) At June 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

LIBOR: London Interbank Offered Rate

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REIT: Real Estate Investment Trust

At June 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Copper Futures	USD	8/17/2011	100	23,610,000	1,475,246
Copper Futures	USD	8/26/2011	107	25,225,250	1,029,554
Copper Futures	USD	9/20/2011	72	16,977,384	883,634
Copper Futures	USD	9/23/2011	147	34,655,250	1,729,700
Copper Futures	USD	9/27/2011	137	32,297,750	1,597,114
Natural Gas Futures	USD	9/26/2012	494	23,978,760	(748,398)
Total net unrealized appreciation					5,966,850

At June 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year US Treasury Note	USD	9/15/2011	1,750	208,591,798	507,991
Copper Futures	USD	8/17/2011	100	23,610,000	(960,000)
Copper Futures	USD	8/26/2011	107	25,225,250	(814,992)
Copper Futures	USD	9/20/2011	72	16,977,384	(543,625)
Copper Futures	USD	9/23/2011	147	34,655,250	(1,114,200)
Copper Futures	USD	9/27/2011	137	32,297,750	(462,375)
Natural Gas Futures	USD	3/28/2012	494	23,104,380	798,625
Total net unrealized depreciation					(2,588,576)

Currency Abbreviation
USD United States Dollar

At June 30, 2011, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (g)
Long Positions
7/15/2011	187,371,800	1	0.45%	Barclays Capital Pure Beta Series II	(6,713,479)
7/15/2011	262,709,600	2	0.43%	Citi Cubes Dow Jones-UBS Weighted Index	(7,896,585)
7/15/2011	8,461,000	1	0.16%	Dow Jones-UBS Aluminum Subindex	(316,027)
7/15/2011	77,353,000	3	0.22%	Dow Jones-UBS Commodity Index 3 Month Forward	(2,779,044)
7/15/2011	66,918,500	4	0.25%	Dow Jones-UBS Commodity Index 3 Month Forward	(2,405,114)
7/15/2011	147,220,700	5	0.25%	Dow Jones-UBS Commodity Index 3 Month Forward	(5,291,251)
7/15/2011	2,441,000	1	0.16%	Dow Jones-UBS Crude Oil Subindex	(106,039)
7/22/2011	214,139,200	6	0.46%	Goldman Dow Jones-UBS Commodity Excess Return E95 Strategy	(7,357,841)
7/15/2011	160,604,400	3	0.34%	Merrill Lynch Commodity Index eXtra LDA Excess Return Index	(5,297,584)
10/31/2012	24,616,020	3	0.0%	Merrill Lynch Natural Gas	(637,260)
7/15/2011	445,562,800	7	0.16%	UBS Basket	(4,829,903)
Short Positions
7/15/2011	5,263,000	1	0.09%	Dow Jones-UBS Gold Subindex	74,350
7/15/2011	428,000	1	0.09%	Dow Jones-UBS Heat Oil Subindex	26,384
7/15/2011	1,289,000	1	0.09%	Dow Jones-UBS Wheat Subindex	249,883
7/15/2011	3,921,000	1	0.09%	Dow Jones-UBS Corn Subindex	435,504
7/15/2011	34,629,000	3	0.10%	Dow Jones-UBS Commodity Index	1,288,369
7/15/2011	15,478,000	1	0.09%	Dow Jones-UBS Commodity Index	575,930
4/30/2012	23,773,750	3	0.0%	Merrill Lynch Natural Gas	669,370
Total					(40,310,337)

(g) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At June 30, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payment Received ($)	Unrealized Depreciation ($)
12/20/2010 3/20/2016	5,000,000	5	1.0%	Freeport- McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(67,506)	(2,192)	(65,314)

(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

Counterparties:

1 Barclays Bank PLC

2 Citigroup, Inc.

3 Merrill Lynch & Co., Inc.

4 JPMorgan Chase Securities, Inc.

5 Morgan Stanley

6 The Goldman Sachs & Co.

7 UBS AG

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts and credit default swap contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$465,513,196	$5,970,000	$471,483,196
Asset-Backed	—	36,438,518	—	36,438,518
Commercial Mortgage-Backed Securities	—	39,267,428	—	39,267,428
Collateralized Mortgage Obligations	—	72,317,475	—	72,317,475
Government & Agency Obligations	—	327,798,031	2,925,000	330,723,031
Loan Participations and Assignments	—	68,276,799	—	68,276,799
Municipal Bonds and Notes	—	18,234,746	—	18,234,746
Short-Term US Treasury Obligations	—	244,884,440	—	244,884,440
Short-Term Investments (j)	214,285,387	—	—	214,285,387
Derivatives (k)	8,021,864	3,319,790	—	11,341,654
Total	$222,307,251	$1,276,050,423	$8,895,000	$1,507,252,674
Liabilities
Derivatives (k)	$(4,643,590)	$(43,695,441)	$—	$(48,339,031)
Total	$(4,643,590)	$(43,695,441)	$—	$(48,339,031)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended June 30, 2011.

(j) See Consolidated Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts and credit default swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Government & Agency Obligations	Corporate Bonds	Total	Other Receivable (l)
Balance as of June 30, 2010	$2,100,000	$—	$2,100,000	$2,848,480
Realized gain (loss)	—	—	—	(11,262,360)
Change in unrealized appreciation (depreciation)	(75,000)	—	(75,000)	11,525,380
Amortization premium/discount	—	—	—	—
Purchases	900,000	5,970,000	6,870,000	—
(Sales)	—	—	—	(3,111,500)
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of June 30, 2011	$2,925,000	$5,970,000	$8,895,000	$—
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2011	$(75,000)	$—	$(75,000)	$—

Transfers between price levels are recognized at the beginning of the reporting period.

(l) Other receivable represented the fair value of a pending sale of a commodities-linked structured note for which Lehman Brothers was the counterparty.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of June 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,279,301,842) — including $114,862,138 of securities loaned	$1,281,625,633
Investment in Daily Assets Fund Institutional (cost $117,935,448)*	117,935,448
Investment in Central Cash Management Fund, at value (cost $96,349,939)	96,349,939
Total investments in securities, at value (cost $1,493,587,229)	1,495,911,020
Foreign currency, at value (cost $18,967)	20,961
Deposit with broker for futures contracts	164,631
Receivable for investments sold	32,797,455
Receivable for Fund shares sold	18,285,246
Interest receivable	5,731,288
Receivable for daily variation margin on futures contracts	3,346,659
Unrealized appreciation on swap contracts	3,319,790
Foreign taxes recoverable	8,272
Other assets	108,714
Total assets	1,559,694,036
Liabilities
Cash overdraft	39,098
Payable upon return of securities loaned	117,935,448
Payable for investments purchased	56,640,081
Payable for investments purchased — when-issued securities	21,857,999
Payable for Fund shares redeemed	6,076,226
Unrealized depreciation on swap contracts	43,695,441
Upfront payments received on swap contracts	2,192
Accrued management fee	974,571
Other accrued expenses and payables	1,205,449
Total liabilities	248,426,505
Net assets, at value	$1,311,267,531

* Represents collateral on securities loaned.
Consolidated Statement of Assets and Liabilities as of June 30, 2011 (continued)
Net Assets Consist of
Net investment income	184,151,813
Net unrealized appreciation (depreciation) on: Investments	2,323,791
Swap contracts	(40,375,651)
Futures	3,378,274
Foreign currency	1,994
Accumulated net realized gain (loss)	(207,446,339)
Paid-in capital	1,369,233,649
Net assets, at value	$1,311,267,531
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($488,829,399 ÷ 110,484,028 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.42
Maximum offering price per share (100 ÷ 94.25 of $4.42)	$4.69
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,169,491 ÷ 1,751,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.09
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($110,326,627 ÷ 26,914,313 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.10
Class S Net Asset Value, offering and redemption price(a) per share ($327,802,644 ÷ 73,341,617 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.47
Institutional Class Net Asset Value, offering and redemption price(a) per share ($319,529,491 ÷ 71,309,263 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.48
Class M Net Asset Value, offering and redemption price per share ($57,609,879 ÷ 12,886,070 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.47

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended June 30, 2011
Investment Income
Income: Interest (net of foreign taxes withheld of $11,782)	$11,168,119
Income distributions — Central Cash Management Fund	123,516
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	88,283
Total income	11,379,918
Expenses: Management fee	7,894,652
Administration fee	853,627
Services to shareholders	993,218
Distribution and service fees	1,526,175
Custodian fee	83,626
Professional fees	176,964
Reports to shareholders	197,500
Registration fees	185,874
Trustees' fees and expenses	28,189
Other	76,576
Total expenses before expense reductions	12,016,401
Expense reductions	(3,401)
Total expenses after expense reductions	12,013,000
Net investment income (loss)	(633,082)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,379,265
Other receivable	(11,262,360)
Swap contracts	173,601,096
Futures	(3,081,174)
Foreign currency	525
173,637,352
Change in net unrealized appreciation (depreciation) on: Investments	(2,885,761)
Other receivable	11,525,380
Swap contracts	(41,289,784)
Futures	3,378,274
Foreign currency	2,898
(29,268,993)
Net gain	144,368,359
Net increase (decrease) in net assets resulting from operations	$143,735,277

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$(633,082)	$(1,845,464)
Net realized gain (loss)	173,637,352	(45,289,833)
Change in net unrealized appreciation (depreciation)	(29,268,993)	62,801,985
Net increase (decrease) in net assets resulting from operations	143,735,277	15,666,688
Distributions to shareholders from: Net investment income: Class A	—	(1,155,247)
Class B	—	(1,713)
Class C	—	(5,678)
Class S	—	(620,422)
Institutional Class	—	(819,587)
Total distributions	—	(2,602,647)
Fund share transactions: Proceeds from shares sold	1,004,533,094	245,606,826
Net assets acquired in tax-free reorganization*	139,018,702	—
Reinvestment of distributions	—	2,068,103
Payments for shares redeemed	(363,467,491)	(118,927,022)
Redemption fees	435,753	3,871
Net increase (decrease) in net assets from Fund share transactions	780,520,058	128,751,778
Increase (decrease) in net assets	924,255,335	141,815,819
Net assets at beginning of period	387,012,196	245,196,377
Net assets at end of period (including net investment income and undistributed net investment income of $184,151,813 and $0, respectively)	$1,311,267,531	$387,012,196

* On August 20, 2010, DWS Enhanced Commodity Strategy Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note H).

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended June 30,
Class A	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$3.44	$3.22		$19.06		$13.13		$12.56
Income (loss) from investment operations: Net investment income (loss)a	(.01)	(.02)		(.02)		(.08)		.02
Net realized and unrealized gain (loss)	.99	.27		(10.54)		6.01		.83
Total from investment operations	.98	.25		(10.56)		5.93		.85
Less distributions from: Net investment income	—	(.03)		—		—		(.06)
Net realized gains	—	—		(5.28)		—		(.22)
Total distributions	—	(.03)		(5.28)		—		(.28)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$4.42	$3.44		$3.22		$19.06		$13.13
Total Return (%)b	28.49	7.33	c	(51.43	)c	45.16	c	6.95	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	489	153		123		372		211
Ratio of expenses before expense reductions (%)	1.50	1.66		1.79		1.62		1.74
Ratio of expenses after expense reductions (%)	1.50	1.58		1.51		1.50		1.51
Ratio of net investment income (loss) (%)	(.17)	(.60)		(.25)		(.49)		.21
Portfolio turnover rate (%)	116	189		113		145		117
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class B	2011	2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$3.21	$3.01		$18.71	$12.98	$12.45
Income (loss) from investment operations: Net investment income (loss)a	(.04)	(.04)		(.05)	(.19)	(.06)
Net realized and unrealized gain (loss)	.92	.24		(10.37)	5.92	.81
Total from investment operations	.88	.20		(10.42)	5.73	.75
Less distributions from: Net investment income	—	(.00	)*	—	—	—
Net realized gains	—	—		(5.28)	—	(.22)
Total distributions	—	(.00	)*	(5.28)	—	(.22)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$4.09	$3.21		$3.01	$18.71	$12.98
Total Return (%)b,c	27.41	6.66		(51.85)	44.14	6.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8		9	25	17
Ratio of expenses before expense reductions (%)	2.39	2.48		2.65	2.41	2.52
Ratio of expenses after expense reductions (%)	2.35	2.33		2.26	2.25	2.26
Ratio of net investment income (loss) (%)	(1.09)	(1.35)		(1.00)	(1.24)	(.54)
Portfolio turnover rate (%)	116	189		113	145	117
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class C	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$3.21	$3.01		$18.71		$12.98		$12.45
Income (loss) from investment operations: Net investment income (loss)a	(.04)	(.04)		(.05)		(.19)		(.06)
Net realized and unrealized gain (loss)	.93	.24		(10.37)		5.92		.81
Total from investment operations	.89	.20		(10.42)		5.73		.75
Less distributions from: Net investment income	—	(.00	)*	—		—		—
Net realized gains	—	—		(5.28)		—		(.22)
Total distributions	—	(.00	)*	(5.28)		—		(.22)
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$4.10	$3.21		$3.01		$18.71		$12.98
Total Return (%)b	27.73	6.66	c	(51.85	)c	44.14	c	6.12	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	34		28		86		52
Ratio of expenses before expense reductions (%)	2.26	2.44		2.57		2.35		2.47
Ratio of expenses after expense reductions (%)	2.26	2.33		2.26		2.25		2.26
Ratio of net investment income (loss) (%)	(.92)	(1.35)		(1.00)		(1.24)		(.54)
Portfolio turnover rate (%)	116	189		113		145		117
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class S	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$3.47		$3.25		$19.09		$13.13		$12.57
Income (loss) from investment operations: Net investment income (loss)a	.00	*	(.01)		(.00	)*	(.05)		.04
Net realized and unrealized gain (loss)	1.00		.26		(10.56)		6.02		.82
Total from investment operations	1.00		.25		(10.56)		5.97		.86
Less distributions from: Net investment income	—		(.03)		—		(.01)		(.08)
Net realized gains	—		—		(5.28)		—		(.22)
Total distributions	—		(.03)		(5.28)		(.01)		(.30)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$4.47		$3.47		$3.25		$19.09		$13.13
Total Return (%)	28.82		7.81	b	(51.43	)b	45.50	b	7.12	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	328		65		40		34		14
Ratio of expenses before expense reductions (%)	1.26		1.40		1.62		1.48		1.57
Ratio of expenses after expense reductions (%)	1.26		1.38		1.31		1.32		1.36
Ratio of net investment income (loss) (%)	.10		(.40)		(.05)		(.31)		.36
Portfolio turnover rate (%)	116		189		113		145		117
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended June 30,
Institutional Class	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$3.47		$3.25		$19.08		$13.12	$12.56
Income (loss) from investment operations: Net investment income (loss)a	.01		(.01)		.01		(.04)	.05
Net realized and unrealized gain (loss)	1.00		.27		(10.56)		6.03	.82
Total from investment operations	1.01		.26		(10.55)		5.99	.87
Less distributions from: Net investment income	—		(.04)		—		(.03)	(.09)
Net realized gains	—		—		(5.28)		—	(.22)
Total distributions	—		(.04)		(5.28)		(.03)	(.31)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$4.48		$3.47		$3.25		$19.08	$13.12
Total Return (%)	29.11		7.87	b	(51.41	)b	45.68	7.25	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	320		127		46		72	12
Ratio of expenses before expense reductions (%)	1.13		1.21		1.33		1.22	1.36
Ratio of expenses after expense reductions (%)	1.13		1.20		1.26		1.22	1.26
Ratio of net investment income (loss) (%)	.19		(.23)		.00	**	(.21)	.46
Portfolio turnover rate (%)	116		189		113		145	117
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005. ** Amount is less than .005%.

Class M	Period Ended 6/30/11a
Selected Per Share Data
Net asset value, beginning of period	$3.57
Income (loss) from investment operations: Net investment income (loss)b	.00
Net realized and unrealized gain (loss)	.90
Total from investment operations	.90
Redemption fees	.00	***
Net asset value, end of period	$4.47
Total Return (%)	25.21	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58
Ratio of expenses (%)	1.24	*
Ratio of net investment income (loss) (%)	.03	*
Portfolio turnover rate (%)	116
a For the period from August 20, 2010 (commencement of operations of Class M) to June 30, 2011.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (the "Fund'') is a series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust. The Fund is the successor to DWS Enhanced Commodity Strategy Fund, a series of DWS Institutional Funds (the "Predecessor Fund"). On April 29, 2011, the Predecessor Fund transferred all of its assets and liabilities to DWS Securities Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to April 29, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shareholders received Class M shares in connection with the merger of DWS Enhanced Commodity Strategy Fund, Inc. into DWS Enhanced Commodity Strategy Fund. Class M shares are not available for additional purchase and will convert into Class S shares after one year following the merger (see Note H and Note I).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2011, the Fund's investment in the Subsidiary was $236,002,121, representing 18.0% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $194,920,000, including $71,049,000 inherited from its merger with DWS Enhanced Commodity Strategy Fund, Inc., which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2016 ($6,707,000), June 30, 2017 ($102,121,000), June 30, 2018 ($77,997,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

During the year ended June 30, 2011, $28,011,000 was determined as non-usable capital loss carryforward.

In addition, from November 1, 2010 through June 30, 2011, the Fund incurred approximately $11,983,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2011 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Prior to July 1, 2011, net investment income of the Fund, if any, was declared and distributed to shareholders annually. Effective July 1, 2011, net investment income of the Fund is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$184,084,307
Capital loss carryforward	$(194,920,000)
Unrealized appreciation (depreciation) on investments	$2,288,811

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended June 30,
	2011	2010
Distributions from ordinary income*	$—	$2,602,647

* For tax purposes, short-term capital gains distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Class A, B, C, S and Institutional shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. In addition, the Fund imposed a redemption fee of 0.5% of the total redemption amount on Class M shares redeemed or exchanged prior to February 23, 2011. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended June 30, 2011, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Consolidated Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Consolidated Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2011, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $5,000,000.

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. For the year ended June 30, 2011, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of June 30, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2011, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $561,285,000 to $1,597,398,000, and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from approximately $9,948,000 to $267,793,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2011, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities and interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011 is included in the table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $156,744,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $364,462,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary under risk exposure:
Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$507,991	$—	$507,991
Commodity Contracts (a) (b)	7,513,873	3,319,790	10,833,663
	$8,021,864	$3,319,790	$11,341,654

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized appreciation on swap contracts
Liability Derivatives	Futures Contracts	Swap Contracts	Total
Credit Contracts (b)	$—	$(65,314)	$(65,314)
Commodity Contracts (a) (b)	(4,643,590)	(43,630,127)	(48,273,717)
	$(4,643,590)	$(43,695,441)	$(48,339,031)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2011 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(3,869,959)	$—	$(3,869,959)
Credit Contracts (a)	—	18,194	18,194
Commodity Contracts (a)	788,785	173,582,902	174,371,687
	$(3,081,174)	$173,601,096	$170,519,922

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from futures and swap contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$507,991	$—	$507,991
Credit Contracts (a)	—	(65,314)	(65,314)
Commodity Contracts (a)	2,870,283	(41,224,470)	(38,354,187)
	$3,378,274	$(41,289,784)	$(37,911,510)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures and swap contracts, respectively

C. Purchases and Sales of Securities

During the year ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $991,388,977, and $376,022,257, respectively. Purchases and sales of US Treasury obligations aggregated $610,989,539 and $484,795,677, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

Accordingly, for the year ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.92% of the Fund's average daily net assets.

For the period from July 1, 2010 through April 28, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%
Institutional Class	1.35%

For the period from August 20, 2010 through August 22, 2011, the Advisor has contractually agreed to waive its fees and/or expenses of Class M shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.46%.

The Board of Trustees, including the Independent Trustees, approved the Fund's Investment Management Agreement in November 2010. The Fund's Investment Management Agreement is identical to the Predecessor Fund's Investment Management Agreement and, as a result, in approving the Fund's Investment Management Agreement, the Board relied on its considerations for approving the renewal of the Predecessor Fund's Investment Management Agreement in September 2010. A discussion regarding the basis for the Board's approval of the Predecessor Fund's Investment Management Agreement is contained in the semiannual report for the period ended December 31, 2010.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2011, the Administration Fee was $853,627, of which $107,403 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2011
Class A	$123,737	$—	$37,035
Class B	10,940	3,401	3,543
Class C	42,282	—	14,734
Class S	81,084	—	28,597
Institutional Class	10,654	—	4,675
Class M	53,535	—	14,352
	$322,232	$3,401	$102,936

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2011
Class B	$63,011	$9,718
Class C	519,145	61,779
	$582,156	$71,497

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at June 30, 2011	Annual Effective Rate
Class A	$750,074	$224,442	.24%
Class B	20,922	3,066	.25%
Class C	173,023	45,171	.25%
	$944,019	$272,679

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2011 aggregated $190,974.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2011, the CDSC for the Fund's Class B and C shares was $16,053 and $21,979, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2011, DIDI received $5,829 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2011, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $44,400, of which $13,214 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than investments in equity and fixed income securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended June 30, 2011		Year Ended June 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	95,177,123	$410,408,785	21,878,739	$77,522,620
Class B	79,545	314,948	446,150	1,459,740
Class C	20,708,985	83,463,109	4,172,339	13,770,296
Class S	75,243,585	328,415,136	18,242,365	64,848,669
Institutional Class	41,143,090	181,931,116	24,577,299	88,005,501
		$1,004,533,094		$245,606,826
Shares issued in tax-free reorganization*
Class M	38,938,842	$139,018,702	—	$—
		$139,018,702		$—
Shares issued to shareholders in reinvestment of distributions
Class A	—	—	272,041	$963,027
Class B	—	—	481	1,599
Class C	—	—	1,504	4,992
Class S	—	—	78,203	279,183
Institutional Class	—	—	229,496	819,302
		$—		$2,068,103
Shares redeemed
Class A	(29,165,805)	$(125,683,104)	(15,763,579)	$(55,584,855)
Class B	(892,598)	(3,512,513)	(746,433)	(2,472,089)
Class C	(4,235,751)	(16,817,678)	(3,081,191)	(10,165,887)
Class S	(20,622,195)	(90,193,247)	(11,901,191)	(42,724,580)
Institutional Class	(6,446,290)	(28,358,940)	(2,275,683)	(7,979,611)
Class M	(26,052,772)	(98,902,009)	—	—
		$(363,467,491)		$(118,927,022)
Redemption fees		$435,753		$3,871
Net increase (decrease)
Class A	66,011,318	$284,748,941	6,387,201	$22,902,207
Class B	(813,053)	(3,197,565)	(299,802)	(1,010,750)
Class C	16,473,234	66,646,227	1,092,652	3,609,479
Class S	54,621,390	238,228,599	6,419,377	22,405,163
Institutional Class	34,696,800	153,574,197	22,531,112	80,845,679
Class M	12,886,070	40,519,659	—	—
		$780,520,058		$128,751,778

* On August 20, 2010, DWS Enhanced Commodity Strategy Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note H).

H. Fund Merger

On August 20, 2010, the Fund acquired all of the net assets of DWS Enhanced Commodity Strategy Fund, Inc. pursuant to a plan of reorganization approved by Shareholders on May 4, 2010. The acquisition was accomplished by a tax-free exchange of 15,961,840 shares of DWS Enhanced Commodity Strategy Fund, Inc, for 38,938,842 shares of the Fund, outstanding on August 20, 2010. DWS Enhanced Commodity Strategy Fund, Inc. net assets at that date, $139,018,702, including $4,898,162, of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition was $437,879,875. The combined net assets of the Fund immediately following the acquisition was $576,898,577.

The consolidated financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on July 1, 2010, the Fund's pro forma results of operations for the period ended June 30, 2011, are as follows:
Net investment income (loss)*	$(636,506)
Net unrealized and realized gain (loss)	$139,585,013
Net increase (decrease) in net assets resulting from operations	$138,948,507

* Net investment income (loss) includes $105,732 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Enhanced Commodity Strategy Fund, Inc. that have been included in the Fund's Consolidated Statement of Operations since August 20, 2010.

I. Subsequent Event

Effective August 26, 2011, the Fund's Class M shares automatically convert to Class S shares.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Enhanced Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Commodity Strategy Fund (formerly DWS Commodity Securities Fund) (the "Fund") and its subsidiary at June 30, 2011, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts August 26, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 11.0% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of June 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23337G 225	23337G 233	23337G 241	23337G 258	23337G 266
Fund Number	485	685	785	2085	817

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED COMMODITY STRATEGY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$85,621	$0	$0	$0
2010	$62,141	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 29, 2011